COMPANY UPDATE ON OPERATIONS JULY 2022 11

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

KEY TAKEAWAYS AND HIGHLIGHTS Q2 KEY HIGHLIGHTS1 1. Record Revenue in June 2022 2. Record Profit in Q2 2022 3. Record Margin in Q2 2022 4. Appointed New COO 5. Acquired Kimpton Fort Lauderdale 3 Kimpton Fort Lauderdale Beach Resort (1) Preliminary results (2) June and Q2 results are preliminary, comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019, “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels, “Urban” refers to Urban Gateway hotels +68.4% +19.1% +155.2% +10.5% +32.1% -2.6% PORTFOLIO RESORT/LIFESTYLE URBAN JUNE2 REVPAR VS PREVIOUS YEARS vs 2021 vs 2019

Q2 2022 PRELIMINARY OPERATING UPDATE (1) Comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019 (2) Preliminary results 4 2022 MONTHLY COMPARABLE OPERATING RESULTS(1) Occ (%) ADR ($) RevPAR ($) RevPAR B/(W) 2019 Revenue ($000s) Revenue B/(W) 2019 Jan-22 41.3% 245.13 101.19 (21.5%) 45,356 (22.0%) Feb-22 57.9% 283.49 164.25 0.7% 64,302 (2.2%) Mar-22 68.4% 296.22 202.67 5.3% 87,605 6.2% Q1 55.8% 279.09 155.76 (3.5%) 197,263 (4.4%) Apr-22(2) 72.4% 291.71 211.29 4.7% 86,320 4.4% May-22(2) 72.9% 297.08 216.62 5.4% 95,353 7.1% Jun-22(2) 79.4% 302.78 240.37 10.5% 97,773 10. 5% Q2(2) 74.9% 297.36 222.70 6.9% 279,446 7.4% RECORD QUARTERLY TOTAL REVENUE IN SECOND QUARTER

OPERATING GAINS ACROSS THE PORTFOLIO 5 REVPAR GROWTH ACCELERATING RECORD PROFITS New record EBITDA profit margin in Q2 2022 Sequential quarterly growth in Hotel Adjusted EBITDA margins, +1,000 bps (1) Q2 results are preliminary, comparable operating information excludes the Kimpton Fort Lauderdale Beach Resort as it was not operating in 2019, “Resort/Lifestyle” refers to Luxury Resort, Lifestyle Resort, and Urban Lifestyle hotels, “Urban” refers to Urban Gateway hotels PORTFOLIO: RESORT/ LIFESTYLE: URBAN: Sequential gain in quarterly occupancy; over 7 percentage points to 73.9% Sequential quarterly gain in occupancy; over 26 percentage points to 75.5% Growth compared to 2019 accelerated in Q2 2022 vs. Q1 2022 0% 20% 40% 60% 80% 100% 120% 140% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22E REVPAR1 ($) (AS A % OF 2019) RESORT/LIFESTYLE REVPAR URBAN REVPAR

6 PORTFOLIO Tranquility Bay Resort, Marathon, Florida

STRONG RESORT MARKET PRESENCE OVER 60% OF HOTELS LOCATED IN DESTINATION LEISURE MARKETS MARATHON, FL DESTIN, FL HENDERSON BEACH RESORT CAVALLO POINT TRANQUILITY BAY RESORT VAIL, CO DESTIN, FL THE HYTHE, A LUXURY COLLECTION HOTEL HENDERSON PARK INN FORT LAUDERDALE, FL WESTIN FORT LAUDERDALE BEACH RESORT FORT LAUDERDALE, FL SEDONA, AZ SONOMA, CALAKE TAHOE, CA KEY WEST, FLKEY WEST, FL HAVANA CABANA MARGARITAVILLE BEACH HOUSE KEY WEST BURLINGTON, VT CHARLESTON, SC RENAISSANCE CHARLESTON HISTORIC DISTRICT HOTEL DENVER, COCHICAGO, IL THE GWEN, A LUXURY COLLECTION HOTEL SAN FRANCISCO, CAPHOENIX, AZ KIMPTON PALOMAR PHOENIX LUXURY RESORT LIFESTYLE RESORT URBAN LIFESTYLE SAUSALITO, CA SEDONA, AZ NEW ORLEANS, LA BOURBON ORLEANS HOTEL THE LODGE AT SONOMA RESORT 7 L’AUBERGE DE SEDONA HOTEL EMBLEM HOTEL CLIO, A LUXURY COLLECTION HOTELHILTONBURLINGTON LAKE CHAMPLAIN ORCHARDS INNTHE LANDING RESORT AND SPA KIMPTON SHOREBREAK RESORT KIMPTON FORT LAUDERDALE BEACH RESORT HUNTINGTON BEACH, CA

HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS NEARLY 40% OF HOTELS LOCATED IN TOP GATEWAY MARKETS ATLANTA, GA ATLANTA MARRIOTT ALPHARETTA BOSTON, MA SALT LAKE CITY, UTNEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT MAGNIFICIENT MILE WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN-FANEUIL HALL BOSTON, MA NEW YORK, NY WESTIN BOSTON SEAPORT COURTYARD DENVER DOWNTOWN WESTIN WASHINGTON, D.C. CITY CENTER THE WORTHINGTON NEW YORK, NY WESTIN SAN DIEGO BAYVIEW COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EAST HILTON GARDEN TIMES SQUARE CENTRAL SALT LAKE CITY MARRIOTT DOWNTOWN 8 EMBASSY SUITES BY HILTON BETHESDA EFFECTIVE 2/1/2022

EXECUTIVE TEAM 9Henderson Beach Resort, Destin, FL

EXTENSIVE MANAGEMENT AND HOSPITALITY EXPERIENCE MARK W. BRUGGER CO-FOUNDER PRESIDENT, CEO AND DIRECTOR • Co-founded DRH in 2004 and successfully led its IPO in 2005 • Named Forbes’ list of America’s Most Powerful CEOs 40 and Under and a finalist for the E&Y Entrepreneur of the Year Award • Extensive background in real estate, capital markets, and structured finance JEFFREY J. DONNELLY EXECUTIVE VP AND CFO JUSTIN LEONARD EXECUTIVE VP AND COO WILLIAM J. TENNIS EXECUTIVE VP, GENERAL COUNSEL AND CORPORATE SECRETARY TROY FURBAY EXECUTIVE VP AND CIO BRIONY R. QUINN SENIOR VP AND TREASURER 10 • Joined as CFO in 2019 • Previously Managing Director at Wells Fargo Securities where he co- founded Real Estate & Lodging Equity Research • Served as AVP at AEW Capital Management, LP overseeing asset management and capital market transactions for diversified commercial real estate portfolio • Joined as COO in 2022 • Previously was at Walton Street Capital, LLC for 23 years, most recently as Senior Principal overseeing hotel investments. During his tenure, he oversaw hotel asset management which included 60 branded and independent hotels totaling over 20,000 rooms • Joined as General Counsel in 2010 • Previously worked for Marriott for 17 years initially as Assistant General Counsel and then as Senior Vice President for the Global Asset Management Group • Prior to joining Marriott, worked as an Associate at a New York law firm • Joined as CIO in 2014 • Previously was Chief Investment Officer at Loews Hotels & Resorts • Prior to that, served in senior investment roles with Kimpton Hotels and MeriStar Hospitality Corporation • Joined DRH in 2007 • Promoted to Chief Accounting Officer in 2014 and Treasurer in 2018 • Prior to DRH, was VP of Finance and Accounting for Meristar Hospitality Corporation